Exhibit 99.2

February 20, 2013 Strategic Partnership of SCBT Financial Corporation and First Financial Holdings, Inc.

Statements included in this presentation which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. SCBT Financial Corporation cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement between SCBT and First Financial Holdings, Inc.; (2) the outcome of any legal proceedings that may be instituted against SCBT or First Financial Holdings, Inc.; (3) the inability to complete the transactions contemplated by the definitive merger agreement due to the failure to satisfy each transaction’s respective conditions to completion, including the receipt of regulatory approval; (4) credit risk associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (5) interest risk involving the effect of a change in interest rates on both the bank's earnings and the market value of the portfolio equity; (6) liquidity risk affecting the bank's ability to meet its obligations when they come due; (7) price risk focusing on changes in market factors that may affect the value of traded instruments in "mark-to-market" portfolios; (8) transaction risk arising from problems with service or product delivery; (9) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) cybersecurity risk related to our dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (14) economic downturn risk resulting in deterioration in the credit markets; (15) greater than expected noninterest expenses; (16) excessive loan losses; (17) failure to realize synergies and other financial benefits from, and to limit liabilities associates with, mergers and acquisitions, including mergers with Peoples Bancorporation (“Peoples”), The Savannah Bancorp, Inc. (“Savannah”), and First Financial Holdings, Inc., within the expected time frame; (18) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the integration of The Savannah Bancorp, Inc .and First Financial Holdings, Inc., including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (19) the risks of fluctuations in market prices for SCBT stock that may or may not reflect economic condition or performance of SCBT; (20) the payment of dividends on SCBT is subject to regulatory supervision as well as the discretion of the SCBT board of directors; and (21) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements. SCBT will file a registration statement and other relevant documents concerning the transaction with the Securities and Exchange Commission and appropriate state and federal banking authorities as soon as is practical. SCBT and First Financial will prepare a proxy statement and other relevant documents concerning the proposed transaction for its shareholders. Both SCBT and First Financial shareholders are urged to read such proxy and registration statements regarding the proposed transaction as they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents because these will contain important information. You will be able to obtain a free copy of the registration statement, as well as other filings containing information about SCBT Financial Corporation and First Financial Holdings, Inc., at the SEC’s internet site (http://www.sec.gov). The documents can also be obtained, without charge, by directing a written request to either SCBT Financial Corporation, P. O. Box 1030, Columbia, SC 29202, Attention: Richard C. Mathis, Executive Vice President and Treasurer, or First Financial Holdings, Inc., 2440 Mall Drive, Charleston, SC 29406, Attention: Blaise B. Bettendorf, Chief Financial Officer. SCBT Financial Corporation, First Financial Holdings, Inc., and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SCBT and First Financial in connection with the merger. Information about the directors and executive officers of First Financial and their respective ownership of FFCH common stock is set forth in First Financial’s most recent proxy statement as filed with the SEC, which is available at the SEC’s Internet site (http://www.sec.gov) and at First Financial’s address above. Information about the directors and executive officers of SCBT Financial Corporation and their ownership of SCBT stock is set forth in SCBT’s most recent proxy statement filed with the SEC and available at the SEC’s internet site and from SCBT at the address set forth above. Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. 2 FORWARD-LOOKING STATEMENTS

3 PARTNERSHIP RATIONALE A natural partnership between two culturally similar South Carolina community banks Significant franchise accretion » Forms continuous coastal presence from Savannah, GA to Wilmington, NC » Enhances market share in all combined markets Strategic Value Financially Attractive Low Risk Profile Partnership epitomizes highly selective M&A criteria Double digit EPS accretion (excluding one-time merger costs) Expected to be accretive to tangible book value in 3 to 3.5 years Similar markets for 80 years Comprehensive due diligence process and thorough review of loan portfolio Cohesive culture with familiar customer base Strong pro forma capital ratios SOUNDNESS PROFITABILITY GROWTH

100% Stock (tax-free exchange) Fixed exchange ratio of 0.4237x $18.30 (1) $302.4 million (1) Initially will retain First Financial’s $65.0 million of preferred equity outstanding No additional capital required to complete the transaction 5 First Financial Board members will join the Board of SCBT Customary regulatory approval and shareholder approval from both SCBT & First Financial 3rd Quarter 2013 TRANSACTION TERMS 4 Consideration: Implied Price Per Share: Aggregate Value: Preferred Equity: Capital Raise: Board Seats: Required Approvals: Expected Closing: (1) Based on SCBT’s closing stock price of $43.18 as of 2/19/13 and a fixed exchange ratio of 0.4237x

STRATEGICALLY ATTRACTIVE Pro Forma Company (1) At closing and pending shareholder approval, holding company name will be changed to First Financial Holdings, Inc. (2) Based upon First Financial’s stated tangible book value per share of $13.71 as of 12/31/12 (3) Consensus 2013 mean EPS estimate of $1.18 per SNL FactSet Research Holding Company Name: SCBT Financial Corporation Headquarters: Columbia, SC Expanded Operations & Support Center: Charleston, SC Proposed Holding Company Name: First Financial Holdings, Inc. (1) Price/Tangible Book Value Per Share: 133% (2) Price/Estimated 2013 EPS: 15.5x (3) Pro Forma Ownership First Financial pro forma ownership will be approximately 29.3% Transaction Multiples

» Overall credit mark of $217.9 million NonAcquired mark 5.3%, $118.2 million FDIC Acquired: Gross mark of $99.7 million » TBV accretive ~ 3 to 3.5 years » Double digit EPS accretive (excluding one-time merger costs) » Assumes preferred equity remains outstanding » Projected Close in 3rd Quarter 2013 » Cost savings ~ 30% 30% realized in 2013 80% realized in 2014 100% realized thereafter » No revenue synergies assumed » One-time merger related expenses ~ $24 to 30 million (after-tax) FINANCIAL IMPACT Assumptions 6 Pro Forma Capital Ratios SCBT Tier 1 Leverage Ratio ~ 8.9% Tier 1 Risk-Based Ratio ~ 12.9 Tangible Common Equity / Tangible Assets ~ 7.0

» Comprehensive credit due diligence process to review First Financial’s loan and OREO portfolios » Conservative credit mark of 5.3% for NonAcquired / NonFDIC $118.2 » 63% Commercial loans were reviewed. All loans greater than $650K with additional selective review » Review of Consumer portfolio was complemented with an experienced 3rd Party vendor » FDIC Acquired gross credit mark of $99.7 million CREDIT DUE DILIGENCE NonAcquired Credit Adjustments (1) Diligence Highlights (1) Excludes mark to covered loan and OREO portfolios, and corresponding write-up to the indemnification asset (2) Excludes covered net charge-offs and OREO costs 7 » Implied cumulative losses ~ 20.7% • Pre-mark losses of 15.4% through cycle • Cumulative losses of 20.7% including non-acquired mark 12/31/12 Loan Balance Estimated Mark % Estimated Mark $ Fair Value $ Loans $ 2,232.3 5.2% $ 116.5 $ 2,115.8 OREO $ 5.2 32.0% $ 1.7 $ 3.6 Total NonAcquired / NonFDIC $ 2,237.6 5.3% $ 118.2 $ 2,119.4 12/31/07 Loan Balance $ 2,208.5 Net Charge-offs and OREO costs since 12/31/07 (2) $ 339.2 NonAcquired / NonFDIC Mark $ 118.2 Total NonAcquired Cumulative Losses since 12/31/07 $ 457.4 NonAcquired Cumulative Losses as a % 20.7%

LOGICAL IN-MARKET EXPANSION 8 Source: SNL Financial Pro forma figures exclude purchase accounting adjustments Financial data as of 12/31/2012 SCBT (82 branches) FFCH (66 branches) NORTH CAROLINA SOUTH CAROLINA GEORGIA Charlotte Wilmington Myrtle Beach Hilton Head Island Savannah Atlanta Florence Columbia Spartanburg Greenville Athens Gainesville Orangeburg Georgetown Charleston Raleigh-Durham Branches: 148 FTE’s 2,170 Assets: $8.3 Billion Loans: $6.1 Billion Deposits: $6.9 Billion Core Deposits $4.9 Billion Pro Forma Highlights

MSA SCBT Rank FFCH Rank Pro Forma Hilton Head 2 7 1 Georgetown 8 3 1 Charleston 10 2 2 Florence 10 7 4 Greenville 7 14 5 Myrtle Beach 19 6 6 FRANCHISES THAT COMPLEMENT EACH OTHER 9 • Market Share • Mortgage Banking - ProForma Mortgage Market Share #4 in South Carolina • Wealth Management - Assets Under Management $2.35 Billion • Our Teams • Our Facilities

Source: SNL Financial Data as of 6/30/12 FDIC Summary of Deposits SOUTH CAROLINA #5 MARKET SHARE 10 Deposit Market Share in South Carolina Deposits Market Rank Institution ($mm) Share Branches 1 Wells Fargo & Co. $12,167 18.12% 145 2 Bank of America Corp. 9,105 13.56 106 3 BB&T Corp. 6,939 10.34 116 4 First Citizens Bancorp. Inc. 6,148 9.16 171 Pro Forma 5,021 7.48 115 5 Toronto-Dominion Bank 3,489 5.20 81 6 Synovus Financial Corp. 2,743 4.09 42 7 SCBT Financial Corp. 2,599 3.87 53 8 First Financial Holdings Inc. 2,422 3.61 62 9 SunTrust Banks Inc. 1,987 2.96 65 10 Palmetto Bancshares Inc. 1,023 1.52 29

Long-term, dedicated teams Like-minded management and business culture Retention of key management will reinforce continuity Tenured & committed Board of Directors BENEFITS TO OUR STAKEHOLDERS Unlocks shareholder value for both companies Benefit from increased liquidity and dividends for First Financial shareholders Implied annual dividend per FFCH share $0.31 (1) Substantially reduces downside risk and significantly increases long term growth potential 11 Both banks operate under the community banking model and strong service levels Mortgage, wealth management, retail and commercial scale Convenience of expanded network of nearly150 locations, including branches across all major South Carolina markets Continuity in retaining First Financial board members to local Advisory Board Shareholders Customers Employees (1) Based on SCBT’s most recent quarterly dividend of $0.18 per share

SUMMARY » Ideal combination of strategic and financial attractiveness to all parties Will create long-term value for both First Financial & SCBT shareholders » Creates an incredibly valuable Southeastern bank Powerful transaction due to the size, scale and diversity of the combined company » Low risk, in-market merger » Positions company well for the future 12

SUPPLEMENTAL INFORMATION

Headquarters Charleston, SC Bank Subsidiary First Federal Bank Investment Advisory Subsidiary First Southeast 401(k) Fiduciaries, Inc. Broker-Dealer First Southeast Investor Services, Inc. Date Established 1934 Ticker FFCH (NASDAQ) Branches 66 Total Assets ($mm) $3,216 Total Loans ($mm) 2,506 Total Deposits ($mm) 2,595 TCE / TA 7.07 % NPAs + 90 days PD / L + O 1.94 Net Interest Margin 4.69 Efficiency Ratio 66.71 Source: SNL Financial, Financial data as of 12/31/12 FIRST FINANCIAL HOLDINGS, INC. 14 Corporation Highlights

LOAN & DEPOSIT COMPOSITION SCBT Loans First Financial Loans SCBT Deposits First Financial Deposits Total Loans $3.6 Billion Loan Yield 5.89% C&D $273 7% Residential $690 19% CRE $1,074 29% C&I $280 8% Consumer & Other $254 7% Acquired non-covered loans $798 22% Acquired covered loans $277 8% Demand Deposits $1,005 23% NOW Accounts $837 19% Money Market & Savings $1,416 33% Retail Time Deposits $1,063 25% Demand Deposits $388 15% NOW Accounts $512 20% Money Market & Savings $744 29% Retail Time Deposits $845 32% Wholesale Deposits $106 4% Total Deposits $4.3 Billion Cost of Deposits 0.18% $6.1 billion Total Loans (1) $6.9 billion Total Deposits (1) 15 Total Loans $2.5 Billion Loan Yield 5.96% Total Deposits $2.6 Billion Cost of Deposits 0.52% Dollars in millions Data as of 12/31/12 (1) Excludes purchase accounting adjustments C&D $104 4% Residential $1,500 59% CRE $261 10% C&I $69 3% Consumer & Other $400 16% Acquired covered loans $217 9%

MARKET HIGHLIGHTS: CHARLESTON

Charleston Market Overview

- The Charleston MSA ranked #5 on Forbes' list of Top Mid-Size Cities for Jobs
- Boeing South Carolina is home to the 787 Dreamliner final assembly & delivery facility
- Charleston ranked among the top 10 fastest growing cities for software and Internet technology in 2012
  - 4th highest per capita concentration in the U.S. for computer research scientists and the 7th highest for computer hardware engineers
  - Nicknamed "Silicon Harbor"
- Charleston is the 10th busiest port in America and the 4th on the East Coast
  - Handles ~$72 million of cargo every day with service to more than 140 countries
  - Fastest growing port of the Top 10 U.S. container ports in the first half of 2012

Highlight Demographics



Charleston
South Carolina
8.6%
6.0%
16.5%
18.5%
Projected Population Growth 2011 – 2016 (%)
Projected Median Household Income Growth 2011 – 2016 (%)

Technology Companies With Presence in Charleston

twitpic
createspace an Amazon company
Google
Blackbaud
BENEFITFOCUS
PEOPLE MATTER

Source: SNL Financial, Condé Nast, 2012 Statistical Abstract of the US, Fast Company, City of Charleston, Charleston Magazine

SCBT FINANCIAL CORPORATION®
16
FIRST FINANCIAL HOLDINGS, INC.

MARKET HIGHLIGHTS: WILMINGTON » First Financial currently operates 7 branches in the Wilmington, NC MSA » North Carolina ranked as Forbes 4th Best State for Business in 2012 » Highest net migration rate in the US » Low cost of construction attracts future development opportunities in the region » Port of Wilmington was recently approved for the development of a state-of-the-art cold storage facility » Projected median household income in 2016 of $50,119 in the Wilmington, NC MSA 17 Source: SNL Financial, Forbes, North Carolina State Ports Authority, Wilmington Business Development Wilmington, NC Market Overview First Financial’s Presence in the Wilmington, NC MSA Projected Population Growth 2011 – 2016 (%) Projected Median Household Income Growth 2011 – 2016 (%) Highlight Demographics FFCH Branch Wilmington North Carolina 9.0% 6.6% 23.3% 19.2%

Myrtle Beach, SC MSA Charleston, SC MSA N. Charleston Charleston North Myrtle Beach Myrtle Beach Garden City Beach EXPANSION IN ATTRACTIVE MARKETS 18 SCBT FFCH Hilton Head Pro Forma Map Charleston Myrtle Beach Greenville Greenville, SC MSA Hilton Head-Beaufort, SC MSA Hilton Head Island Savannah Beaufort Greenville Easley Pro Forma Deposit Market Share #5 #1 #6 #2

Strength in Numbers: » Combined Assets Under Management of $2.35 Billion » Combined revenues of over $12.8 Million » Combined team of over 60 members » Nationally top-ranking among trust and fiduciary services institutions » Competitive platform of fully integrated Wealth Management solutions: • Full Service Broker-Dealer • Registered Investment Advisory Firm WEALTH MANAGEMENT STRATEGIES 19 Wealth Management • Corporate Retirement Planning Services • Trust and Asset Management Services

» Pro Forma Mortgage Market Share #4 in SC • SCBT #5 / First Financial #8 (1) » Platform of integrated Mortgage Banking products: • Retail Mortgage: 70 originators covering 12 regional markets • Wholesale Mortgage: $600 million in annual production • Portfolio Servicing: $2.9 billion in mortgages • Sell Direct: Ability to deal directly with FNMA & FHLMC MORTGAGE BANKING STRATEGIES 20 (1) Source: SNL Mortgage Market Share as of 2011

INVESTOR CONTACTS Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer 2440 Mall Drive Charleston, South Carolina 29406 843-529-5933 www.firstfinancialholdings.com 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com R. Wayne Hall Chief Executive Officer Blaise B. Bettendorf Executive Vice President and Chief Financial Officer